SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
EXHIBIT 21

Subsidiaries of Becton, Dickinson and Company as of September 30, 2011

Name of Subsidiary	State of Jurisdiction	Percentage of Voting
	of Incorporation	Securities Owned

Accuri Cytometers, Inc.
Accuri Cytometers (Europe), Ltd.
Atto BioScience, Inc.
B-D (Cambridge U.K.) Ltd.
BD Biosciences, Systems and Reagents Inc.
BD Holding S. de R.L. de C.V.
BD Matrex Holdings, Inc.
BD Norge AS
BD Rapid Diagnostic (Suzhou) Co., Ltd.
BDIT Singapore Pte. Ltd.
BD (West Africa) Limited
BDX INO LLC
Becton Dickinson A/S
Becton Dickinson AcuteCare Holdings, Inc.
Becton Dickinson Advanced Pen Injection Systems GmbH
Becton Dickinson Argentina S.R.L.
Becton Dickinson Asia Limited
Becton Dickinson Asia Pacific Limited
Becton Dickinson Austria GmbH
Becton Dickinson Benelux N.V.
Becton Dickinson Canada Inc.
Becton Dickinson Caribe Ltd.
Becton Dickinson Croatia LLC
Becton Dickinson de Colombia Ltda.
Becton Dickinson Czechia s.r.o.
Becton Dickinson del Uruguay S.A.
Becton Dickinson Distribution Center N.V.
Becton Dickinson East Africa Ltd.
Becton Dickinson Finance B.V.
Becton Dickinson Guatemala S.A.
Becton Dickinson Hellas S.A.
Becton Dickinson Hungary Kft.
Becton Dickinson India Private Limited
Becton Dickinson Infusion Therapy AB
Becton Dickinson Infusion Therapy B.V.
Becton Dickinson Infusion Therapy Holdings AB
Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.
Becton Dickinson Infusion Therapy UK
Becton Dickinson Infusion Therapy Systems Inc.
Becton Dickinson Infusion Therapy Holdings UK Limited
Becton Dickinson Insulin Syringe, Ltd.	Delaware
United Kingdom
Delaware
United Kingdom
California
Mexico
Delaware
Norway
China
Singapore
Ghana
Delaware
Denmark
Delaware
Switzerland
Argentina
Hong Kong
British Virgin Islands
Austria
Belgium
Canada
Cayman Islands
Croatia
Colombia
Czech Republic
Uruguay
Belgium
Kenya
Netherlands
Guatemala
Greece
Hungary
India
Sweden
Netherlands
Sweden
Mexico
United Kingdom
Delaware
United Kingdom
Cayman Islands	100%
100% (1)
100%
100% (1)
100%
100% (1)
100%
100% (1)
100% (1)
100% (1)
100% (1)
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100% (1)
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100% (1)
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100% (1)
100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	State of Jurisdiction	Percentage of Voting
	of Incorporation	Securities Owned

Becton Dickinson Ithalat Ihracat Limited Sirketi
Becton Dickinson Korea Holding, Inc.
Becton Dickinson Korea Ltd.
Becton Dickinson Malaysia, Inc.
Becton Dickinson (Mauritius) Limited
Becton Dickinson Medical (S) Pte Ltd.
Becton Dickinson Medical Devices Co. Shanghai Ltd.
Becton Dickinson Medical Devices Co. Ltd., Suzhou
Becton Dickinson Medical Products Pte. Ltd.
Becton Dickinson Ltd.
Becton Dickinson O.Y.
Becton Dickinson Overseas Services Ltd.
Becton Dickinson Pen Limited
Becton Dickinson Penel Limited
Becton Dickinson Philippines, Inc.
Becton Dickinson Polska Sp.z.o.o.
Becton Dickinson Pty. Ltd.
Becton Dickinson (Pty) Ltd.
Becton Dickinson Sdn. Bhd.
Becton Dickinson Service (Pvt.) Ltd.
Becton Dickinson Sample Collection GmbH
Becton Dickinson Slovakia s.r.o.
Becton Dickinson (Thailand) Limited
Becton Dickinson Venezuela, C.A.
Becton Dickinson Venture LLC
BD Ventures LLC
Becton Dickinson Vostok LLC
Becton Dickinson, S.A.
Becton Dickinson (Royston) Limited
Becton, Dickinson A.G.
Becton, Dickinson Aktiebolag
Becton, Dickinson and Company, Ltd.
Becton, Dickinson B.V.
Becton, Dickinson de Mexico, S.A. de C.V.
Becton Dickinson France S.A.S.
Becton Dickinson GmbH
Becton, Dickinson Industrias Cirurgicas, Ltda.
Becton, Dickinson Italia S.p.A.
B-D U.K. Holdings Limited
Becton Dickinson U.K. Limited
Bedins Vermont Indemnity Company
Benex Ltd.
BioVenture Centre Pte. Ltd.
Cell Analysis Systems, Inc.
Clontech Laboratories UK Limited
Corporativo BD de Mexico, S. de R.L. de C.V.
Cytopeia
D.L.D., Ltd.	Turkey
Delaware
Korea
Oregon
Mauritius
Singapore
P.R.C.
P.R.C.
Singapore
New Zealand
Finland
Nevada
Ireland
Cayman Islands
Philippines
Poland
Australia
South Africa
Malaysia
Pakistan
Switzerland
Slovakia
Thailand
Venezuela
Delaware
New Jersey
Russia
Spain
United Kingdom
Switzerland
Sweden
Ireland
Netherlands
Mexico
France
Germany
Brazil
Italy
United Kingdom
United Kingdom
Vermont
Ireland
Singapore
Illinois
United Kingdom
Mexico
Washington
Bermuda	100% (1)
100%
100% (1)
100%
100%
100% (1)
100% (1)
100% (1)
100%
100% (1)
100% (1)
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100% (1)
100% (1)
100%
100% (1)
100%
100% (1)
100% (1)
100% (1)
100%
100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	State of Jurisdiction	Percentage of Voting
	of Incorporation	Securities Owned

Dantor S.A.
Difco Laboratories Incorporated
Difco Laboratories Limited
Discovery Labware, Inc.
Distribuidora BD Mexico, S.A. de C.V.
Procesos para Esterilizacion, S.A. de C.V.
Franklin Lakes Enterprises, L.L.C.
GeneOhm Sciences Canada Inc.
Healthcare Holdings in Sweden AB
HandyLab, Inc.
HandyLab, Ltd.
IBD Holdings LLC
Johnston Laboratories, Inc.
Staged Diabetes Management LLC
Matrex Salud, de R.L. de C.V.
Med-Safe Systems, Inc.
Nippon Becton Dickinson Company, Ltd.
PharMingen
Phase Medical, Inc.
Plasso Technology Limited
PreAnalytiX GmbH
Abastecedora de Dispositivos Medicos JL S.A. de C.V.
TriPath Imaging, Inc.
TriPath Oncology, Inc.
Becton Dickinson Europe Holdings S.A.S.
Becton Dickinson Management GmbH & Co. KG
Becton Dickinson Verwaltungs GmbH
Becton Dickinson Holdings Limited
Becton Dickinson Luxembourg S.a.r.L.
Becton Dickinson Holdings Pte Ltd.
Becton Dickinson Luxembourg LLC
Carmel Pharma Inc.
Becton Dickinson Luxembourg II LLC
BD Luxembourg II S.C.S.
BD Luxembourg Holdings S.a.r.L
BD Sweden Holdings AB
Carmel Pharma AB
Carmel Pharma OY
Carmel Pharma S.a.r.L.
Carmel Pharma GmbH
Carmel Pharma Japan KK
Carmel Pharma Canada Inc.
Carmel Pharma Pty. Ltd.
Becton Dickinson Far East Holdings Ltd.
BD Asia Holdings Ltd.
BD Luxembourg LLC S.C.S.
BD Worldwide Investments Sa.r.L.
BD Lux S.a.r.L	Uruguay
Michigan
United Kingdom
Delaware
Mexico
Mexico
New Jersey
Canada
Sweden
Delaware
United Kingdom
Delaware
Maryland
New Jersey
Mexico
California
Japan
California
California
United Kingdom
Switzerland
Mexico
Delaware
Delaware
France
Germany
Germany
Ireland
Luxembourg
Singapore
Delaware
Connecticut
Luxembourg
Luxembourg
Luxembourg
Sweden
Sweden
Finland
France
Germany
Japan
Canada
Australia
Gibraltar
Gibraltar
Luxembourg
Luxembourg
Luxembourg	100% (1)
100%
100% (1)
100%
100% (1)
100% (1)
100%
100% (1)
100% (1)
100%
100% (1)
50%(1)
100% (1)
50% (1)
50% (1)
100%
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50% (1)
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100% (1)
100% (1)
100% (1)
100% (1)
100%
100% (1)
100%
100%
95%/5% (1)
100%
100%
100% (1)
100% (1)
100% (1)
100% (1)
100% (1)
100% (1)
100% (1)
100%
100%
100% (1)
100% (1)
100% (1)

SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY

Name of Subsidiary	State of Jurisdiction	Percentage of Voting
	of Incorporation	Securities Owned

BD (Gibraltar) Holdings Ltd. BD Management S.a.r.L Becton Dickinson Bermuda L.P. BD Luxembourg Finance S.a.r.L. BD (Gibraltar) Limited BD Netherlands Holdings N.V.	Gibraltar Luxembourg Bermuda Luxembourg Gibraltar Netherlands	100% (1) 100% (1) 100% (1) 100% (1) 100% (1) 100% (1)

(1)	owned by a wholly-owned subsidiary of Becton, Dickinson and Company